                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of report: May 6, 1999
                    Newcourt Equipment Trust Securities 1998-2

             A New York         Commission File      I.R.S. Employer
             Corporation         No. 333-34793       No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

ITEM. 5  OTHER
NEWCOURT EQUIPMENT TRUST SECURITIES 1998-2
MONTHLY SERVICING REPORT

DETERMINATION DATE: MAY 6, 1999      PAYMENT DATE:     MAY 17, 1999
Collection Period:  April 30, 1999

I   INFORMATION REGARDING THE CONTRACTS

  1.  CONTRACT POOL PRINCIPAL BALANCE

      a. Beginning of Collection Period                     $               1,158,207,538.07
      b. End of Collection Period                           $               1,119,579,937.10
      c. Reduction for Collection Period                    $                  38,627,600.97
  2.  DELINQUENT SCHEDULED PAYMENTS
      a. Beginning of Collection Period                     $                  13,172,230.66
      b. End of Collection Period                           $                  12,941,266.17
  3.  LIQUIDATED CONTRACTS
      a. Number of Liquidated Contracts
         with respect to Collection Period                                               152
                                                                                         ---
      b. Required Payoff Amounts of Liquidated Contracts    $                   2,825,765.84
      c. Total Reserve for Liquidation Expenses             $                              -
      d. Total Liquidation Proceeds Received                $                     223,216.58
      e. Liquidation Proceeds Allocated to Owner Trust      $                     218,245.45
      f. Liquidation Proceeds Allocated to Depositor        $                       4,971.13
      g. Current Realized Losses                            $                   2,607,520.39
  4.  PREPAID CONTACTS
      a. Number of Prepaid Contracts with respect
         to Collection Period                                                            316
                                                                                         ---
      b. Required Payoff Amounts of Prepaid Contracts       $                   5,329,092.04
  5.  PURCHASED CONTRACTS (BY TCC)
      a. Number of Contracts Purchased by TCC with
         respect to Collection Period                                                      0
                                                                                           -
      b. Required Payoff Amounts of Purchased Contracts     $                              -

  6. DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

                                ----------------------------------------------------------------------------------
                                                                                          % OF AGGREGATE
                                    NUMBER OF        % OF        AGGREGATE REQUIRED       REQUIRED PAYOFF
                                    CONTRACTS      CONTRACTS       PAYOFF AMOUNTS             AMOUNTS
                                ----------------------------------------------------------------------------------
      a. Current                   62,294          93.09%        $ 1,058,789,975.59            93.49%
      b. 31-60 days                 2,529           3.78%        $    47,415,259.99             4.19%
      c. 61-90 days                   983           1.47%        $    14,447,766.66             1.28%
      d. 91-120 days                  485           0.72%        $     5,955,930.84             0.53%
      e. 120+ days                    625           0.93%        $     5,912,270.13             0.52%
      f. Total                     66,916         100.00%        $ 1,132,521,203.21           100.00%

  7. HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

      ----------------------------------------------------------------------------------------------------------------------------
                                  % OF                       % OF                         % OF                     % OF
                                AGGREGATE                  AGGREGATE                    AGGREGATE               AGGREGATE
                             REQUIRED PAYOFF            REQUIRED PAYOFF              REQUIRED PAYOFF         REQUIRED PAYOFF
          COLLECTION             AMOUNTS                    AMOUNTS                      AMOUNTS                 AMOUNTS
           PERIODS       31-60 DAYS PAST DUE        61-90 DAYS PAST DUE         91-120 DAYS PAST DUE      120+ DAYS PAST DUE
      ----------------------------------------------------------------------------------------------------------------------------
         4/30/99                  4.19%                      1.28%                        0.53%                   0.52%
         3/31/99                  4.41%                      1.34%                        0.56%                   0.54%
         2/28/99                  5.64%                      1.79%                        0.58%                   0.45%
         1/31/99                  5.45%                      1.51%                        0.69%                   0.01%
        12/31/98                  4.64%                      1.30%                        0.01%                   0.01%

  8. HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                                 ---------------------------------------------------------------------------------
                                                   COLLECTION        3 COLLECTION     6 COLLECTION PERIODS      CUMULATIVE SINCE
                                                     PERIOD         PERIODS ENDING           ENDING               CUT-OFF DATE
                                                    APRIL-99           APRIL-99             APRIL-99
                                                 ---------------------------------------------------------------------------------
      a. Number of Liquidated Contracts              152                358                  390                     390
      b. Number of Liquidated
         Contracts as a Percentage
         of Initial Contracts                       0.054%             0.128%               0.139%                  0.139%
      c. Required Payoff Amounts of
         Liquidated Contracts                      2,825,766          5,992,425            6,489,756              6,489,756
      d. Liquidation Proceeds Allocated
         to Owner Trust                             218,245            523,102              563,682                563,682
      e. Aggregate Current Realized
         Losses                                    2,607,520          5,469,323            5,926,075              5,926,075
      f. Aggregate Current Realized
         Losses as a Percentage of
         Cut-off Date Contract Pool
         Principal Balance                          0.194%             0.407%               0.441%                  0.441%


II. INFORMATION REGARDING THE SECURITIES
    1.  SUMMARY OF BALANCE INFORMATION

        ----------------------------------------------------------------------------------------------------------------------------
                                                   PRINCIPAL BALANCE  CLASS FACTOR AS OF   PRINCIPAL BALANCE    CLASS FACTORS AS OF
            CLASS                         COUPON   AS OF MAY 17, 1999    MAY 17, 1999    AS OF APRIL 15, 1999     APRIL 15, 1999
                                          RATE        PAYMENT DATE       PAYMENT DATE         PAYMENT DATE        PAYMENT DATE
        ----------------------------------------------------------------------------------------------------------------------------
     a. Class A-1 Notes                   5.195000%  $  129,294,303.08    0.40118         $  164,947,037.13          0.51180
     b. Class A-2 Notes                   5.290000%  $   85,272,196.00    1.00000         $   85,272,196.00          1.00000
     c. Class A-3 Notes                   5.450000%  $  470,004,229.00    1.00000         $  470,004,229.00          1.00000
     d. Class A-4 Notes                   5.450000%  $  201,430,384.00    1.00000         $  201,430,384.00          1.00000
     e. Class A-5 Notes                   5.500000%  $  105,518,822.13    0.85877         $  108,724,653.80          0.88486
     f. Class B Notes                     5.660000%  $   15,442,996.00    1.00000         $   15,442,996.00          1.00000
     g. Class C Notes (Quarterly Paying)  6.190000%  $   51,029,031.00    1.00000         $   51,029,031.00          1.00000
     h. Total                             7.210000%  $   74,529,242.00    1.00000         $   74,529,242.00          1.00000
                                            N.A.     $1,132,521,203.21    0.84336         $1,171,379,768.93          0.87230

  Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,132,521,203.21 and the CCA Balance is $90,365,228.96.

    2.  MONTHLY PRINCIPAL AMOUNT
        a. Principal Balance of Notes and Equity Certificates
           (End of Prior Collection Period)                                      $    1,171,379,768.93
        b. Contract Pool Principal Balance (End of Collection Period)            $    1,119,579,937.10
        c. Monthly Principal Amount                                              $       51,799,831.83
    3.  GROSS COLLECTIONS
        a. Scheduled Payments Received                                           $       37,353,058.31
        b. Liquidation Proceeds Allocated to Owner Trust                         $          218,245.45
        c. Required Payoff Amounts of Prepaid Contracts                          $        5,329,092.04
        d. Required Payoff Amounts of Purchased Contracts                        $                  -
        e. Proceeds of Clean-up Call                                             $                  -
        f. Investment Earnings on Collection Account and Note Distribution.      $          103,870.74
        g. Extension Fees Allocated to Owner Trust                               $              581.55
        h. Total Gross Collections (sum of (a) through (g))                      $       43,004,848.09
    4.  DETERMINATION OF AVAILABLE FUNDS
        a. Total Gross Collections                                               $       43,004,848.09
        b. Withdrawal from Cash Collateral Account                               $        2,529,395.12
        c. Total Available Funds                                                 $       45,534,243.21

    5. APPLICATION OF AVAILABLE FUNDS

        ---------------------------------------------------------------------------------------------
                      ITEM                         AMOUNT                 REMAINING AVAILABLE FUNDS
        ---------------------------------------------------------------------------------------------
        a. Total Available Funds                                              $    45,534,243.21
        b. Servicing Fee                     $     1,206,466.19               $    44,327,777.02
        c. Interest on Notes:
           i)     Class A-1 Notes            $       761,688.76               $    43,566,088.26
           ii)    Class A-2 Notes            $       375,908.26               $    43,190,180.00
           iii)   Class A-3 Notes            $     2,134,602.54               $    41,055,577.46
           iv)    Class A-4 Notes            $       914,829.66               $    40,140,747.80
           v)     Class A-5 Notes            $       498,321.33               $    39,642,426.47
           vi)    Class B Notes              $        72,839.46               $    39,569,587.00
           vii)   Class C Notes              $       263,224.75               $    39,306,362.25
           viii)  Class D Notes              $       447,796.53               $    38,858,565.72
        d. Principal of Notes:
           i)     Class A-1 Notes            $    35,652,734.05               $     3,205,831.67
           ii)    Class A-2 Notes            $                -               $                -
           iii)   Class A-3 Notes            $                -               $     3,205,831.67
           iv)    Class A-4 Notes            $                -               $                -
           v)     Class A-5 Notes            $     3,205,831.67               $                -
           vi)    Class B Notes              $                -               $                -
           vii)   Class C Notes              $                -               $                -
           viii)  Class D Notes              $                -               $                -
        e. Deposit to Cash
           Collateral Account                $                -               $                -
        f. Amount to be applied in
           accordance with CCA
           Loan Agreement                    $                -               $                -
        g. Balance, if any, to Equity
           Certificates                      $                -               $                -

 III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

    1.  BALANCE RECONCILIATION

        ----------------------------------------------------------------------------------------
                                                                                MAY 17, 1999
                                      ITEM                                      PAYMENT DATE
        ----------------------------------------------------------------------------------------
        a. Available Cash Collateral Amount (Beginning)                       $    92,894,624.08
        b. Deposits to Cash Collateral Account                                $                -
        c. Withdrawals from Cash Collateral Account                           $     2,529,395.12
        d. Releases of Cash Collateral Account Surplus
           (Excess, if any of (a) plus (b) minus (c) over (f))                $                -
        e. Available Cash Collateral Amount (End)
           (Sum of (a) plus (b) minus (c) minus (d))                          $    90,365,228.96
        f. Requisite Cash Collateral Amount                                   $    94,000,846.00
        g. Cash Collateral Account Shortfall
           (Excess, if any, of (f) over (e))                                  $     3,635,617.04
    2.     CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
        a. For Payment Dates from, and including, the
           January 1999 Payment Date  to,
           and including, the December 1999 Payment Date
           1) Initial Cash Collateral Amount                                  $    94,000,846.00
        b. For Payment Dates from, and including, the
           January 2000 Payment Date until
           the Final Payment Date, the sum of
           1) 8.25% of the Contract Pool Principal Balance
           2) The Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance less the
           Contract Pool Principal Balance
           3) Total ((1) plus (2))
        c. Floor equal to the lesser of
           1) 1.25% of Cut-Off Date Contract Pool Principal
           Balance ($16,785,865); and
           2) the Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance
        d. Requisite Cash Collateral Amount

    3.     CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
        a. Interest Shortfalls                                                $                -
        b. Principal Deficiency Amount                                        $     2,529,395.12
        c. Principal Payable at Stated Maturity Date of
           Class of Notes or Equity Certificates                                            0.00
        d. Total Cash Collateral Account Withdrawals                                2,529,395.12

                                   Page 6 of 9

 IV.    INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

---------------------------------------------------------------------------------------------------------------
      DISTRIBUTION              CLASS A-1            CLASS A-2               CLASS A-3             CLASS A-4
        AMOUNTS                   NOTES                NOTES                   NOTES                 NOTES
---------------------------------------------------------------------------------------------------------------
1. Interest Due               $    761,688.76       $ 375,908.26     $       2,134,602.54      $  914,829.66
2. Interest Paid              $    761,688.76       $ 375,908.26     $       2,134,602.54      $  914,829.66
3. Interest Shortfall
   ((1) minus (2))            $             -       $          -     $                  -      $           -
4. Principal Paid             $ 35,652,734.05       $          -     $                  -      $           -
5. Total Distribution Amount
   ((2) plus (4))             $ 36,414,422.81       $ 375,908.26     $       2,134,602.54      $  914,829.66











-------------------------------------------------------------------------------------------------------------------
     DISTRIBUTION                 CLASS A-5         CLASS B         CLASS C         CLASS D
        AMOUNTS                     NOTES            NOTES           NOTES           NOTES            TOTALS
-------------------------------------------------------------------------------------------------------------------

  1. Interest Due               $    498,321.33   $ 72,839.46    $ 263,224.75    $ 447,796.53    $ 5,469,211.30
  2. Interest Paid              $    498,321.33   $ 72,839.46    $ 263,224.75    $ 447,796.53    $ 5,469,211.30
  3. Interest Shortfall
     ((1) minus (2))            $             -   $         -    $ -             $          -    $ -
  4. Principal Paid             $  3,205,831.67   $         -    $ -             $          -    $ 38,858,565.72
  5. Total Distribution Amount
     ((2) plus (4))             $  3,704,153.00   $ 72,839.46    $ 263,224.75    $ 447,796.53    $ 44,327,777.02


  V.    INFORMATION REGARDING OTHER POOL CHARACTERISTICS

------------------------------------------------------------------------------------------------
                                                    AS OF END OF          AS OF END OF
             ITEM                                     APRIL-99              MARCH-99
                                                  COLLECTION PERIOD      COLLECTION PERIOD
------------------------------------------------------------------------------------------------
1.  ORIGINAL CONTRACT CHARACTERISTICS
    a. Original Number of Contracts                    69,983                  N.A.
    b. Cut-Off Date Contract Pool
       Principal Balance                          $ 1,342,869,226              N.A.
    c. Original Weighted Average
        Remaining Term                                 46.30                   N.A.
    d. Weighted Average
       Original Term                                   56.50                   N.A.
2.  CURRENT CONTRACT CHARACTERISTICS
    a. Number of Contracts                             66,916                 67,541
    b. Average Contract
       Principal Balance                              $16,731                $17,148
    c. Weighted Average
       Remaining Term                                   42.8                   43.5


 VI.    NEWCOURT EQUIPMENT TRUST SECURITIES 1998-2 PREPAYMENT SCHEDULE

-----------------------------------------------
PAYMENT DATE                     SINCE ISSUE
  PERIOD                             CPR
-----------------------------------------------
  0           December-98
  1            January-99            -5.255%
  2              Feb-99              -1.195%
  3              Mar-99               3.408%
  4           April-99                4.888%
  5              May-99               4.569%



                                 Page of 8 of 9

VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.



                             Servicer's Certificate


   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement. dated as of December 1, 1998 (the "Transfer and Servicing Agreement"), among Newcourt Equipment Trust Securities 1998-2, Antigua Funding Corporation, The Bank of New
   York, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on
                                  May 17, 1999

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.




                   AT&T CAPITAL CORPORATION

                   Thomas G. Adams
                   _______________
                   Thomas G. Adams
                   Senior Vice President, Financial Reporting




                                  Page 9 of 9